UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

SOC TELEMED, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39160	84-3131208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Business Center Drive, Suite 100

Reston, Virginia 20190

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 483-9690

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	TLMD	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TLMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

SOC Telemed, Inc. (the “Company” or “SOC Telemed”) held its annual meeting of stockholders (the “Annual Meeting”) on June 3, 2021. At the Annual Meeting, 75,989,207 shares of the Company’s Class A common stock were represented either in person or by proxy, which is equal to approximately 83.9% of the Company’s outstanding Class A common stock as of the April 19, 2021, record date.

The following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 10, 2021, were before the meeting, and the holders present voted as follows.

Proposal 1: Election of Class I Directors.

The Company’s stockholders elected each of the following three Class I directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven J. Shulman	60,028,202	8,528,377	7,432,628
Dr. Christopher M. Gallagher	68,479,337	77,242	7,432,628
Joseph P. Greskoviak	68,502,304	54,275	7,432,628

Proposal 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as SOC Telemed’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
75,939,303	45,873	4,031	—

Proposal 3: Approval of the Amendment and Restatement of SOC Telemed’s 2020 Employee Stock Purchase Plan.

The Company’s stockholders approved of the amendment and restatement of the SOC Telemed, Inc. 2020 Employee Stock Purchase Plan by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
61,111,450	7,415,756	29,373	7,432,628

Proposal 4: Approval of the Issuance of Class A Common Stock as Contingent Consideration in Connection with the Acquisition of Access Physicians.

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(a), of the issuance of shares of the Company’s Class A common stock as contingent consideration in connection with its acquisition of Access Physicians, by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
55,876,379	60,286	21,002	7,432,628

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOC Telemed, Inc.

Date: June 3, 2021	By:	/s/ Eunice Kim
	Name:	Eunice Kim
	Title:	General Counsel and Corporate Secretary

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